ProFund VP Japan Investment Objectives and Goals - ProFund VP Japan	Dec. 31, 2025
Prospectus [Line Items]
Risk/Return [Heading]	ProFund VP Japan
Objective [Heading]	Investment Objective
Objective, Primary [Text Block]	ProFund VP Japan (the “Fund”) seeks investment results, before fees and expenses, that track the performance of the Nikkei 225 Stock Average (the “Index”).The Fund seeks to provide a return consistent with an investment in the component equities in the Index hedged to U.S. dollars. The Fund seeks to provide a return based solely on the local price return of the equity securities in the Index, without any effect from currency movements in the yen versus the U.S. dollar. The Fund determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of the dollar-denominated Nikkei 225 futures contracts traded in the United States.